UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported):  June 3, 2008

KBW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

787 Seventh Avenue		10019
New York, New York		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (212) 887-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2008 annual stockholder meeting of KBW, Inc. (the “Company), which was held on June 3, 2008, the Company’s stockholders approved the KBW, Inc. 2008  Employee Stock Purchase Plan (the “ESPP”). The ESPP, which authorizes the issuance of 1,500,000 shares of Company common stock, is intended to encourage additional employee stock ownership of the Company. The ESPP is designed to meet the requirements of Section 423 of the Internal Revenue Code.

The foregoing description of the ESPP is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K.

 Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

10.1	KBW, Inc. 2008 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2008

KBW, INC.

By: /s/ Mitchell B. Kleinman
Name: Mitchell B. Kleinman
Title: General Counsel